UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 12, 2011

HUDSON VALLEY HOLDING CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	001-34453	13-3148745
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21 Scarsdale Road, Yonkers, New York		10707
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 961-6100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders

Hudson Valley Holding Corp. (the “Company”) held its Annual Meeting of Shareholders on May 12, 2011 at which meeting the shareholders (1) elected twelve directors, (2) approved on an advisory basis the compensation of our named executive officers, (3) voted on an advisory basis in favor of holding an annual advisory vote on the compensation of our named executive officers, and (4) ratified the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The following proposals were submitted by the Board of Directors to a vote of shareholders and the final result of the voting on each proposal is noted below.

Proposal 1: Election of Directors

			Broker
Directors	Votes For	Votes Withheld	Non-Votes
William E. Griffin	12,420,494	1,302,409	1,971,648

James J. Landy	12,683,006	1,039,897	1,971,648

Stephen R. Brown	12,429,223	1,293,680	1,971,648

John P. Cahill	13,552,043	170,860	1,971,648

Mary-Jane Foster	13,557,609	165,294	1,971,648

Gregory F. Holcombe	13,542,854	180,049	1,971,648

Adam W. Ifshin	10,683,186	3,039,717	1,971,648

Michael P. Maloney	12,622,771	1,100,132	1,971,648

Angelo R. Martinelli	12,614,020	1,108,883	1,971,648

John A. Pratt Jr.	11,026,448	2,696,455	1,971,648

Cecile D. Singer	13,533,397	189,506	1,971,648

Craig S. Thompson	12,466,806	1,256,097	1,971,648

Proposal 2: The non-binding advisory vote on executive compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,308,738	152,005	262,159	1,971,649

Proposal 3: The non-binding advisory vote on the frequency of future advisory votes on executive compensation

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
12,254,285	170,157	925,852	372,609	1,971,648

Based on these voting results, the Board of Directors has determined that the Company will hold an annual advisory vote on executive compensation until the next vote on the frequency of future advisory votes on executive compensation.

Proposal 4: The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,430,182	227,378	36,991	—

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON VALLEY HOLDING CORP.

May 18, 2011	By:	Stephen R. Brown

Name: Stephen R. Brown
Title: Senior Executive Vice President, CFO, Secretary & Treasurer